Exhibit 2.02

UNCLASSIFIED - NON CLASSIFIÉ

Extractive Sector Transparency Measures Act - Annual Report
Reporting Entity Name	Hammerstone Infrastructure Materials Ltd.
Reporting Year	From	1/1/2024	To:	12/31/2024	Date submitted
Reporting Entity ESTMA Identification Number	E248543		Original Submission Amended Report
Other Subsidiaries Included (optional field)

Not Consolidated

Not Substituted

Attestation by Reporting Entity

In accordance with the requirements of the ESTMA, and in particular section 9 thereof, I attest I have reviewed the information contained in the ESTMA report for the entity(ies) listed above. Based on my knowledge, and having exercised reasonable diligence, the information in the ESTMA report is true, accurate and complete in all material respects for the purposes of the Act, for the reporting year listed above.

Full Name of Director or Officer of Reporting Entity	Shawna Meyers				Date	5/21/2025
Position Title	VP Finance

UNCLASSIFIED - NON CLASSIFIÉ

Extractive Sector Transparency Measures Act - Annual Report
Reporting Year	From:	1/1/2024	To:	12/31/2024
Reporting Entity Name	Hammerstone Infrastructure Materials Ltd.				Currency of the Report	CAD
Reporting Entity ESTMA Identification Number	E248543
Subsidiary Reporting Entities (if necessary)

Payments by Payee
Country	Payee Name[1]	Departments, Agency, etc… within Payee that Received Payments[2]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid to Payee	Notes[34]
Canada -Alberta	Government of Alberta		2,060,000	680,000	1,010,000					3,750,000
Canada	Government of Canada	Receiver General	3,860,000							3,860,000

Additional Notes:

UNCLASSIFIED - NON CLASSIFIÉ

Extractive Sector Transparency Measures Act - Annual Report
Reporting Year	From:	1/1/2024	To:	12/31/2024
Reporting Entity Name	Hammerstone Infrastructure Materials Ltd.				Currency of the Report	CAD
Reporting Entity ESTMA Identification Number	E248543
Subsidiary Reporting Entities (if necessary)
Payments by Project

Country	Project Name[1]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid by Project	Notes[23]
Canada -Alberta	Alberta Mineral Properties	5,920,000	680,000	1,010,000					7,610,000
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Additional Notes[3]: